Exhibit 32

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. section 1350, that:

(1) The accompanying quarterly report on Form 10-QSB for the period ended October 31, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: December 13, 2006	/s/ DENNIS J. STEVERMER
Dennis J. Stevermer
Chief Executive Officer and
Chief Financial Officer